SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2002

Catalina Lighting, Inc.
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	0-49881 (Commission File Number)	59-1548266 (IRS Employer Identification No.)

18191 N.W. 68th Avenue Miami, Florida (Address of principal executive offices)	33015 (Zip code)

Registrant’s telephone number, including area code: (305) 558-4777

Item 5. Other Events.

On November 21, 2002, Catalina Lighting, Inc., a Florida corporation, issued a press release announcing the appointment of Robert Varakian as its new President and Chief Executive Officer, effective as of November 25, 2002. A copy of such press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release of the registrant, dated November 21, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALINA LIGHTING, INC.

Date: November 21, 2002	By:	/s/ Eric Bescoby
Eric Bescoby
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the registrant, dated November 21, 2002.